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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


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                                    Form 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



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                         FEBRUARY 16, 1999 (FEBRUARY 4, 1999)
                  (Date of Report (date of earliest event reported))





                               CENDANT CORPORATION
               (Exact name of Registrant as specified in its charter)


          DELAWARE                       1-10308                 06-0918165
(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
of incorporation or organization)                         Identification Number)

    9 WEST 57TH STREET - 37TH FLOOR
             NEW YORK, NY                                          10019
(Address of principal executive office)                          (Zip Code)

                                  (212) 413-1800
              (Registrant's telephone number, including area code)

                                       NONE
        (Former name, former address and former fiscal year, if applicable)







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ITEM 5.  OTHER EVENTS

New Term Loan. On February 9, 1999, Cendant Corporation entered into a $1.25 billion Term Loan Agreement with The Chase Manhattan Bank and a syndicate of lenders (the "Term Loan"). The Term Loan matures in February 2001 with principal becoming due in five installments beginning in February 2000. The proceeds from the Term Loan were used to refinance amounts owed under a Term Loan Agreement, dated as of May 21, 1998 with The Chase Manhattan Bank as the lender thereto. The Term Loan is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety. The Company also executed an amendment to its existing credit facilities which is attached hereto as
Exhibit 99.2 and is incorporated by reference herein in its entirety.


ITEM 7.  EXHIBITS

Exhibit
  No.    Description
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99.1     Term Loan Agreement, dated as of February 9, 1999, among Cendant
         Corporation, the lenders named therein and The Chase Manhattan Bank, as administrative agent.

99.2 Amendment, dated as of February 4, 1999, to the Five Year Competitive Advance and Revolving Credit Agreement and the 364-day Competitive Advance and Revolving Credit Agreement among Cendant Corporation, the lenders therein and The Chase Manhattan Bank, as Administrative Agent.





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                                 SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CENDANT CORPORATION



                                              By: /s/ James E. Buckman
                                                  --------------------
                                                  James E. Buckman
                                                  Vice Chairman and
                                                  General Counsel



Date: February 16, 1999


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                             CENDANT CORPORATION
                         CURRENT REPORT ON FORM 8-K
              REPORT DATED FEBRUARY 16, 1999 (FEBRUARY 4, 1999)

                                  EXHIBIT INDEX


Exhibit
  No.    Description
-------  -----------

99.1 Term Loan Agreement, dated as of February 9, 1999 among Cendant Corporation, the lenders named therein and The Chase Manhattan Bank, as Administrative Agent.

99.2 Amendment, dated as of February 4, 1999, to the Five Year Competitive Advance and Revolving Credit Agreement and the 364-day Competitive Advance and Revolving Credit Agreement among Cendant Corporation, the lenders named therein and The Chase Manhattan Bank, as Administrative Agent.